SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

      [X]   Preliminary proxy statement

      [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      [ ]   Definitive proxy statement

      [ ]   Definitive additional materials

      [ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          SECURE COMPUTING CORPORATION
                          ----------------------------
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

      [ ]   No fee required.

      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

            (1) Title of each class of securities to which transaction applies: _________________

            (2)   Aggregate number of securities to which transaction applies:
                  _________________

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________

            (4)   Proposed maximum aggregate value of transaction: _____________

            (5)   Total fee paid: _________________

      [ ]   Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid: _________________

            (2)   Form, Schedule or Registration Statement No.: ________________

            (3)   Filing Party: _________________

            (4)   Date Filed: _________________

                                  [SECURE LOGO]



                          SECURE COMPUTING CORPORATION
                          ONE ALMADEN BLVD., SUITE 400
                           SAN JOSE, CALIFORNIA 95113
                                 (408) 918-6100


Dear Stockholder:

      You are cordially invited to attend the Special Meeting of Stockholders to be held at the Company's corporate offices at One Almaden Blvd., Suite 400, San Jose, California 95113, at 9:00 a.m., local time, on Monday, November 30, 1998.

      The Notice of Special Meeting of Stockholders and the Proxy Statement which follow describe the matters to come before the meeting.

      Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Special Meeting. You may revoke the proxy and vote in person at that time if you so desire.

                                        Sincerely,



                                        /s/ Jeffrey H. Waxman
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER


October __, 1998

                                     [LOGO]

                          SECURE COMPUTING CORPORATION

              -----------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 30, 1998

              -----------------------------------------------------

To the Stockholders:

      Notice is hereby given that the Special Meeting of Stockholders (the "Annual Meeting") of Secure Computing Corporation, a Delaware corporation (the "Company"), will be held at the Company's corporate offices at One Almaden Blvd., Suite 400, San Jose, California 95113, at 9:00 a.m., local time, on Monday, November 30, 1998 for the following purposes:

      1. To amend the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock reserved for issuance thereunder from 25,000,000 shares to 50,000,000 shares,

      2. To ratify and approve the issuance, pursuant to Securities Purchase Agreements dated June 30, 1998 by and among the Company and certain investors, of 16,000 shares of the Company's Series C Preferred Stock, of warrants to purchase shares of the Company's Common Stock, and of shares of Common Stock issuable upon conversion or exercise thereof, and

      3. To transact such other business as may properly be brought before the Special Meeting or this Notice.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only holders of record of the Company's Common Stock at the close of business on October 19, 1998, the record date, are entitled to notice of and to vote at the Special Meeting.

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE SPECIAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                        By Order of the Board of Directors


San Jose, California
October __, 1998

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.


                          SECURE COMPUTING CORPORATION

                             ----------------------

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF STOCKHOLDERS

                            ------------------------

                               PROCEDURAL MATTERS

GENERAL

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Secure Computing Corporation, a Delaware corporation (the "Company"), for use at the Company's Special Meeting of Stockholders (the "Special Meeting") to be held on Monday, November 30, 1998 at 9:00 a.m., Pacific Standard Time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Company's corporate headquarters. The Company's headquarters are located at One Almaden Blvd., Suite 400, San Jose, California 95113, and its telephone number at that location is (408) 918-6100.

      These proxy solicitation materials were mailed on or about October __, 1998 to all stockholders entitled to vote at the Special Meeting.

RECORD DATE

      Stockholders of record at the close of business on October 19, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the Record Date, [__________] shares of the Company's Common Stock were issued and outstanding and one share of the Company's Series A Preferred Stock was issued and outstanding, representing 743,637 shares of Secure Computing Canada Ltd., a corporation incorporated under the laws of Ontario and a wholly-owned subsidiary of the Company which shares are exchangeable into shares of the Company's Common Stock (the "Exchangeable Shares"). The Exchangeable Shares are entitled to one vote for each Exchangeable Share held.

REVOCABILITY OF PROXIES

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AT THE SPECIAL MEETING

      On all matters to be presented at the Special Meeting, each share has one vote. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Special Meeting.

PROXIES

      All shares entitled to vote and represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions indicated on those proxies, if not revoked prior thereto. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Special Meeting, the proxy holders will have discretion to vote on those matters in accordance with their best judgment.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by delivery of a written notice of revocation or a duly executed proxy to the Secretary of the Company bearing a date later than the prior proxy relating to the same shares, or (ii) by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of the Company prior to the taking of the vote at the Special Meeting.

EXPENSES OF SOLICITATION

      All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, telegram, letter or facsimile. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

      Stockholders may present proper proposals for inclusion in the Company's proxy materials for consideration at the next Annual Meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be included in the Company's proxy materials for the next Annual Meeting, stockholder proposals must be received by the Company no later than December 31, 1998, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of Common Stock, including 743,637 Exchangeable Shares, as of October 19, 1998 (unless otherwise noted below) by each director of the Company, by the chief executive officer and the four most highly compensated executives of the Company, by all directors and executive officers as a group, and by each stockholder who is known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, including Exchangeable Shares.

                                                          AMOUNT AND NATURE OF      PERCENTAGE OF
          NAME AND ADDRESS OF BENEFICIAL OWNERS          BENEFICIAL-OWNERSHIP(1)  OUTSTANDING-SHARES
----------------------------------------------------------------------------------------------------
Directors and Executive Officers:
      Betsy S. Atkins (2)
      James Boyle (3)
      Robert J. Frankenberg (4)
      Christine Hughes (5)
      Timothy P. McGurran (6)
      Stephen M. Puricelli (7) (8)
      Eric P. Rundquist (9)
      Gary Taggart (10)
      Jeffrey H. Waxman (11)
All directors and current executive officers as a group
(10 persons)

Other beneficial owners:
      Corporate Venture Partners (8)
            Suite 261
            171 East State Street
            Ithaca, New York 14850
      Clifford W. Swenson (12)
            701 North First Street
            San Jose, California 95110

---------------------------
*Less than one percent

(1) Beneficial ownership is determined with rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Common Stock subject to options that are currently exercisable or are exercisable within 60 days of the date of this proxy statement are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of any other person.
(2) Includes __________ shares of Common Stock covered by options which are exercisable within 60 days of the record date.
(3) Includes __________ shares of Common Stock covered by options which are exercisable within 60 days of the record date.

(4) Includes __________ shares of Common Stock covered by options which are exercisable within 60 days of the record date.
(5) Includes __________ shares of Common Stock covered by options which are exercisable within 60 days of the record date but excludes __________ shares subject to an option that vests upon the Company's Common Stock reaching and maintaining certain target prices for a period of ten consecutive business days, the vesting date of which is unascertainable.
(6) Includes __________ shares of Common Stock covered by options which are exercisable within 60 days of the record date but excludes __________ shares subject to an option that vests upon the Company's Common Stock reaching and maintaining certain target prices for a period of ten consecutive business days, the vesting date of which is unascertainable.
(7) Represents shares owned personally by Mr. Puricelli, shares owned by Corporate Venture Partners and shares of Common Stock covered by options which are exercisable within 60 days of the record date.
(8) Stephen M. Puricelli, a director of the Company, is a general partner of Costine Associates, L.P., the Corporate General Partner of Corporate Venture Partners. Mr. Puricelli disclaims beneficial ownership of shares of Common Stock owned by Corporate Venture Partners except for his proportional interest therein.
(9) Includes __________ shares of Common Stock covered by options which are exercisable within 60 days of the record date.
(10) Includes __________ shares of Common Stock covered by options which are exercisable within 60 days of the record date but excludes __________ shares subject to an option that vests upon the Company's Common Stock reaching and maintaining certain target prices for a period of ten consecutive business days, the vesting date of which is unascertainable.
(11) Includes __________ shares of Common Stock covered by options which are exercisable within 60 days of the record date, but excludes __________ shares subject to an option that vests upon the Company's Common Stock reaching and maintaining certain target prices for a period of ten consecutive business days, the vesting date of which is unascertainable.
(12) Includes __________ shares of Common Stock owned by Swenson Ventures, Inc. as to which Mr. Swenson controls voting power.

                                  PROPOSAL ONE

              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

      The Company's Certificate of Incorporation (the "Certificate") presently provides that the Company is authorized to issue two classes of stock consisting of 25,000,000 shares of Common Stock, $0.01 par value per share ("Common Stock"), and 2,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock"). In September 1998, the Board of Directors authorized an amendment to the Certificate, subject to stockholder approval, to increase the authorized number of shares of Common Stock to 50,000,000 shares. The stockholders are being asked to approve such amendment to the Certificate. The proposed amendment would give the Board the authority to issue additional shares of Common Stock without requiring future stockholder approval of such issuances except as may be required by applicable law.

      The Company currently has authorized 25,000,000 shares of Common Stock. As of October 19, 1998, [_________] shares of Common Stock were issued and outstanding; [_________] shares were reserved for future grant or for issuance upon the exercise of outstanding options under the Amended and Restated 1995 Omnibus Stock Plan (the "Option Plan"); [_________] shares were reserved for issuance upon exercise of outstanding options; and [_________] shares were reserved for issuance upon exchange of Exchangeable Shares of Secure Computing Canada Ltd. Accordingly, as of October 19, 1998, and without giving effect to the proposed adoption of the Private Placement described in this Proxy Statement, the Company had only _________ shares of authorized but unissued Common Stock.

      The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock to ensure that, after giving effect to the conversion of Series C Preferred Stock and to the exercise of Warrants issued in the Private Placement, a sufficient amount of Common Stock will be available in the event the Board of Directors determines that is it necessary or appropriate to raise additional capital through the sale of securities, to grant options or other stock incentives to the Company's employees, to acquire another company or its business or assets, to seek to establish a strategic relationship with a corporate partner or to permit a future stock dividend or stock split. The Board of Directors has no other present agreement or arrangement to issue any such shares. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.

      The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. The holders of Common Stock of the Company have no preemptive rights.

VOTE REQUIRED; RECOMMENDATION OF BOARD OF DIRECTORS

      The approval of the amendment to the Certificate requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company. An abstention will have the same effect as a vote against the proposal, and, pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE CERTIFICATE AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                  PROPOSAL TWO
                RATIFICATION OF SALE OF SERIES C PREFERRED STOCK


      At the Special Meeting, the stockholders are being asked to consider and ratify the issuance and sale of an aggregate of 16,000 shares of its Series C Convertible Preferred Stock (the "SERIES C PREFERRED STOCK") and warrants to purchase 174,464 shares of Common Stock at an exercise price equal to 130% of the average of the closing bid prices for the Common Stock on the 15 trading days immediately prior to June 30, 1998 (the "WARRANTS"), as well as an indeterminate number of shares of Common Stock issuable upon exercise of the Series C Preferred Stock. The Series C Preferred Stock and the Warrants, which were sold on June 30, 1998, were issued and sold to the Series C Holders in a private offering pursuant to Regulation D of the Securities Act of 1933, as amended (the "PRIVATE PLACEMENT"). Gross proceeds to the Company were $16,000,000.

      Pursuant to Securities Purchase Agreements dated June 30, 1998 (the form of which is attached hereto as ANNEX A), the Company sold the Series C Preferred Stock and the Warrants at a price per share of Series C Preferred Stock of $1,000. In connection with the sale and issuance of Series C Preferred Stock and Warrants, the Company agreed to file a registration statement on Form S-3 to permit the public sale of shares of Common Stock issuable upon conversion of the Series C Preferred Stock or upon exercise of the Warrants. With respect to the Common Stock issuable upon conversion of Series C Preferred Stock or upon exercise of the Warrants, the registration statement must remain effective until the earlier to occur of (i) the date on which all Common Stock issuable upon conversion of the Series C Preferred Stock or upon exercise of the Warrants has been sold pursuant to the registration statement and (ii) the date on which all Common Stock issuable upon conversion of the Series C Preferred Stock or upon exercise of the Warrants may be immediately sold to the public without registration and without regard to the amount to be sold by the holder thereof. For a period of one year following the closing of the Private Placement, each of the holders of Series C Preferred Stock shall have the right to purchase its proportionate share of the securities being offered on the same terms as contemplated by such issuance.

      The Series C Preferred Stock is subject to redemption at the request of either the holders of Series C Preferred Stock or the Company upon the occurrence of certain events. In the event that (a) the Company fails to issue the requested shares of Common Stock issuable upon conversion of Series C Preferred Stock, (b) any material representation or warranty made be the Company in connection with the Private Placement was inaccurate or misleading to the holders of Series C Preferred Stock, (c) the Company voluntary terminates its quotation or listing on the Nasdaq National Market or a national securities exchange, (d) a registration statement covering the Common Stock issuable upon conversion of the Series C Preferred Stock is not declared effective by the 135th day following the date on which such registration statement was filed with the Securities and Exchange Commission, (e) the Company fails to obtain the approval of the stockholders for the Private Placement or (f) upon a merger or other business combination of the Company or any of its subsidiaries with or into another entity (i) effected through a "leveraged buy-out" or (ii) where the Common Stock of such other entity has specified trading volume of less than ninety percent (90%) of the trading volume of the Common Stock of the Company, each holder of Series C Preferred Stock shall have the right to require the Company to redeem all or any portion of its Series C

Preferred Stock at a price equal to the greater of (i) the stated value of the Series C Preferred Stock being redeemed multiplied by 125 percent, and (ii) the amount determined by dividing the stated value of the Series C Preferred Stock being redeemed by the conversion price and multiplying the resulting quotient by the average closing bid price for the Common Stock on the five trading days preceding the date of redemption. If during any twenty consecutive trading days, the average closing bid price for the Common Stock is less than $5.00, the Company shall have the right to redeem all of the outstanding Series C Preferred Stock at a price equal to (a) until June 30, 1999, the aggregate stated value of the Series C Preferred Stock then held by a holder of Series C Preferred Stock multiplied by 113 percent, and (b) after June 30, 1999, the aggregate stated value of the Series C Preferred Stock then held by a holder of Series C Preferred Stock multiplied by a percentage that provides the holders of Series C Preferred Stock with an annualized return on such Series C Preferred Stock equal to 13 percent.

      The Company's Certificate of Designation of Series C Preferred Stock, attached hereto as ANNEX B (the "CERTIFICATE OF DESIGNATION"), provides that each share of Series C Preferred Stock, which has a face value of $1,000, is convertible into the number of shares of Common Stock which may be purchased for such face value at a per share price equal to the lower of (i) the average of the closing bid prices for the Common Stock for the five trading days immediately prior to the date of conversion, (ii) the average of the closing bid prices for the Common Stock for the 15 trading days immediately prior to the date of the conversion and (iii) 103 percent of the average of the closing bid prices for the Common Stock for the 15 trading days occurring immediately prior to the 180th day following the initial issuance date of the Series C Preferred Stock. The conversion price of the Series C Preferred Stock is subject to modification and adjustment upon the occurrence of specified events.

      If the stockholders approve the Private Placement and the issuance of shares pursuant thereto at the Special Meeting, any shares of Series C Preferred Stock which remain outstanding on June 30, 2001, will automatically convert into shares of the Company's Common Stock at the then applicable conversion price, but only if the listing of the Company's Common Stock on Nasdaq National Market remains effective, and only if there is adequate Common Stock available for conversion of such shares of Series C Preferred Stock.

      Since the Series C Preferred Stock is convertible into Common Stock at a conversion price as provided above and since the conversion price of the Series C Preferred Stock is subject to modification and adjustment upon the occurrence of specified events, conversion of the Series C Preferred Stock will result in at least modest dilution to existing investors, and may result in substantial dilution. Moreover, holders of Series C Preferred Stock enjoy certain rights and preferences which may adversely affect holders of Common Stock, including the right to a preference payment in the event of a liquidation or dissolution of the Company.

      In addition, the holders of Series C Preferred Stock are entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of junior securities (as such term is defined in the Certificate of Designation) or Common Stock of the Company by reason of their ownership thereof, an amount equal to their full liquidation preference of $1,000 per share of Series C Preferred Stock.

      Finally, certain protective provisions set forth in the Certificate of Designation prohibit the Company, without the consent of holders of two-thirds of the outstanding Series C Preferred Stock, from (a) increasing the authorized Preferred Stock of the Company, (b) issuing securities with a liquidation preference which is senior to or pari passu with the Series C Preferred Stock (other than debt securities which are not convertible into or exchangeable for Common Stock or any other equity or convertible security of the Company), or (c) creating any new class or series of capital stock having a liquidation preference senior to or pari passu with the Series C Preferred Stock.

      The Warrants issued in the Private Placement may be exercised until the earlier to occur of (i) June 29, 2001 and (ii) the date on which the closing of a consolidation, merger or other business combination with or into another entity pursuant to which the Company is not the surviving Company. The exercise price is equal to one hundred thirty percent (130%) of the average of the closing bid prices for the Common Stock on the 15 trading days occurring immediately prior to June 30, 1998. Additional dilution may result upon the exercise of the Warrants issued in the Private Placement.

      At the Special Meeting, the stockholders of the Company are being asked to approve the Private Placement, and the issuance of the Company's Common Stock pursuant thereto, as required by Nasdaq Rule 4460(i) (the "NASDAQ RULE"). Should the Company's stockholders fail to approve the Private Placement and the issuance of shares pursuant thereto at the Special Meeting, the Warrants will not be exercisable, and the Series C Preferred Stock which remain outstanding will not be convertible into Common Stock. In such instance, the Company would be obligated, at the request of any holders of Series C Preferred Stock, to redeem any portion of the Series C Preferred Stock held by such holders of Series C Preferred Stock at a redemption price as provided above.

      The above description of the Private Placement and the rights and preferences of the Series C Preferred Stock is only a summary. Stockholders are urged to review the more detailed information set forth in the form of Securities Purchase Agreement and Certificates of Designation of Series C Preferred Stock which are included as ANNEX A and ANNEX B to this proxy statement, respectively.

VOTE REQUIRED

      Approval of this proposal requires a majority of the votes cast on the proposal at the Special Meeting.

RECOMMENDATION

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PRIVATE PLACEMENT AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

P
R
O
X
Y

                          SECURE COMPUTING CORPORATION
                      1998 SPECIAL MEETING OF STOCKHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder of Secure Computing Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated October ___, 1998 and hereby appoints Jeffrey Waxman and Timothy McGurran, or either of them, proxies and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Special Meeting of Stockholders of Secure Computing Corporation to be held on November 30, 1998, at 9:00 a.m., local time, at One Almaden Blvd., Suite 400, San Jose, California 95113, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

     This proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the amendment of the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock reserved for issuance thereunder to 50,000,000 shares, FOR the ratification of the sale of 16,000 shares of the Company's Series C Preferred Stock, the sale of warrants to purchase shares of the Company's Common Stock and the issuance of shares of Common Stock issuable upon conversion or exercise thereof, and as said proxies deem advisable on such other matters as may properly come before the meeting.


                                                             -------------
     CONTINUED AND TO BE SIGNED ON REVERSE SIDE               SEE REVERSE
                                                                  SIDE
                                                             -------------

P
R
O
X
Y

[X]  Please mark
     votes as in
     this example.

                                                         FOR   AGAINST   ABSTAIN
                1.  PROPOSAL TO APPROVE AMENDMENT        [ ]     [ ]       [ ]
                    OF THE RESTATED CERTIFICATE OF
                    INCORPORATION.

                                                         FOR   AGAINST   ABSTAIN
                2.  PROPOSAL TO RATIFY THE SALE OF       [ ]     [ ]       [ ]
                    SERIES C PREFERRED STOCK, THE
                    SALES OF WARRANTS TO PURCHASE
                    COMMON STOCK, AND THE ISSUANCE
                    OF COMMON STOCK ISSUABLE UPON
                    THE CONVERSION OR EXERCISE THEREOF.

                    In their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.


MARK HERE    ---    This Proxy should be marked, dated, signed by the
FOR ADDRESS  | |    shareholder(s) exactly as his or her name appears
CHANGE AND   | |    hereon, and returned promptly in the enclosed
NOTE BELOW   ---    envelope. Persons signing in a fiduciary capacity
                    should so indicate. If shares are held by joint tenants or as community property, both should sign.


                    Signature:                              Date
                               ---------------------------       ---------------
                    Signature:                              Date
                               ---------------------------       ---------------